Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated December 23, 2016 to the

Blackstone Alternative Multi-Strategy Fund

Prospectus and Statement of Additional Information,

each dated July 28, 2016

Removal of Sub-Adviser

In connection with the decision by The Blackstone Group L.P. to terminate the Blackstone Senfina program, effective as of December 23, 2016, Blackstone Senfina Advisors L.L.C. (“Senfina”) will no longer serve as a sub-adviser to the Fund. Therefore, all references to Senfina in the Fund’s Prospectus and Statement of Additional Information are hereby removed.

Update of Statement of Additional Information

Effective immediately, the fifth paragraph of the sub-section titled “The Distributor” within the “INVESTMENT MANAGEMENT AND OTHER SERVICES” section of the Statement of Additional Information, is amended and restated in its entirety as follows:

BAIA and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to BAMSF, to certain intermediaries in connection with the sale and/or distribution of shares of BAMSF or the retention and/or servicing of investor accounts. This compensation would be in addition to any compensation paid by BAMSF through the Distribution and Service Plan or for administrative, sub-transfer agency, networking, recordkeeping, and/or other shareholder support services, and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the intermediary. The level of such payments may be substantial and may be different for different intermediaries. These payments may create incentives on the part of an intermediary to view BAMSF favorably compared with other funds that do not make these payments, or that make smaller payments. As of the date of this SAI, the following intermediaries are receiving such payments: Charles Schwab & Co., Inc., Merrill Lynch, Pierce & Smith Incorporated, National Financial Services LLC, and UBS Financial Services Inc. The level of payments do not exceed 0.10% of the average daily net assets of the shares of BAMSF held by investors for as long as such shares are held by those investors through accounts at each respective intermediary or its affiliates and the intermediary continues to provide the investor servicing activities.

Shareholders should retain this Supplement for future reference.